Exhibit 99.1
Fidelity National Information Services, Inc.
Supplemental Financial Schedules
December 5, 2008
Certegy Australia
     On October 13, 2008, Fidelity National Information Services, Inc. (“FIS”) completed the sale of the operating assets of Certegy Australia, Ltd. FIS will begin reporting Certegy Australia, Ltd. as a discontinued operation beginning with the results of operations for the three and twelve month periods ended December 31, 2008.
Reclassifications
     During the first quarter of 2008, the Company reclassified certain revenues from the eFunds acquisition from the International revenue channel to the Integrated Financial Solutions and Enterprise Solutions revenue channels. Accordingly, certain revenues related to eFunds in the third and fourth quarters of 2007 have been reclassified to conform with our current presentation.
     Because the operating results of Certegy Australia, Ltd. will not be formally reported as discontinued operations until the completion of the 2008 fourth quarter, management desires to furnish more timely information to investors to improve the understanding of the Company’s operating performance. Management is separately furnishing information which reflects the operations of Certegy Australia, Ltd. as a discontinued operation and the reclassification of certain eFunds revenues noted above.
     The purpose of the schedules included in Exhibit 99.1 is to recast the 2007 results by quarter and on an annual basis, along with the first, second and third quarters of 2008 in a manner consistent with how FIS will report results beginning in the fourth quarter of 2008. These schedules report the operating results of Certegy Australia, Ltd., which we have sold as discontinued operations. Additionally, Exhibit A reflects the reclassifications of certain eFunds revenues from the International revenue channel to the Integrated Financial Solutions and Enterprise Solutions revenue channels. Revenues and expenses associated with Certegy Australia, Ltd., are presented as discontinued operations in the consolidated statements of earnings. Discontinued operations are reflected separately, net of tax, below net earnings from continuing operations.
Exhibit Listing

Exhibit A	FIS Supplemental Financial Information — Unaudited for the full year 2007 and the quarters ended March 31, June 30, September 30, and December 31, 2007 and March 31, June 30, and September 30, 2008

Exhibit B	FIS Summary Recast Supplemental Non-GAAP Information - Unaudited for the full year 2007 and the quarters ended March 31, June 30, September 30, and December 31, 2007 and March 31, June 30, and September 30, 2008

Exhibit C	FIS Recast Supplemental GAAP to Non-GAAP Reconciliation - Unaudited for the full year 2007 and the quarters ended March 31, June 30, September 30, and December 31, 2007 and March 31, June 30, and September 30, 2008

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION — UNAUDITED
(In thousands, except per share data)

									Full Year
		9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2007
1.	Income Statement-GAAP Presentation
	Processing and services revenues	$884,040	$869,678	$830,266	$855,330	$705,415	$695,273	$664,964	$2,920,982
	Cost of revenues	658,140	670,191	644,586	648,451	563,691	534,576	519,146	2,265,864

	Gross profit	225,900	199,487	185,680	206,879	141,724	160,697	145,818	655,118
	Selling, general and administrative	79,944	122,223	116,192	86,276	72,387	74,668	69,557	302,888
	Research and development costs	26,155	19,357	18,283	20,376	17,579	14,905	17,518	70,378

	Operating Income	119,801	57,907	51,205	100,227	51,758	71,124	58,743	281,852
	Interest income	978	1,637	2,758	1,942	719	165	209	3,035
	Interest expense	(47,660)	(43,628)	(38,783)	(39,477)	(37,057)	(42,275)	(71,412)	(190,221)
	Gain on sale of Covansys stock	—	—	—	—	182,444	92,044	—	274,488
	Other income	(94)	1,192	(1,166)	11,160	2,841	958	(147)	14,812

	Earnings from continuing operations before tax and minority interest	73,025	17,108	14,014	73,852	200,705	122,016	(12,607)	383,966
	Provision for income tax	27,044	3,196	3,346	25,953	72,905	43,169	(5,865)	136,162

	Earnings before equity in earnings (losses) and minority interest	45,981	13,912	10,668	47,899	127,800	78,847	(6,742)	247,804
	Equity in earnings (losses) of unconsolidated entities, net	—	(157)	—	1	86	1,330	1,408	2,825
	Minority interest (expense) income, net of tax	(2,751)	(306)	190	(319)	41	(11)	339	50

	Net earnings from continuing operations	43,230	13,449	10,858	47,581	127,927	80,166	(4,995)	250,679
	Earnings from discontinued operations	393	58,458	59,642	60,830	117,377	67,838	64,498	310,543

	Net earnings	$43,623	$71,907	$70,500	$108,411	$245,304	$148,004	$59,503	$561,222

	Net earnings from continuing operations per share diluted	$0.23	$0.07	$0.06	$0.24	$0.65	$0.41	$(0.03)	$1.28

2.	Revenues
	Revenue from Continuing Operations:
	Integrated Financial Solutions	$390,746	$380,463	$368,585	$368,480	$309,412	$297,117	$283,753	$1,258,762
	Enterprise Solutions	291,582	275,303	276,460	288,995	235,514	238,817	228,272	991,598
	International	192,420	203,755	174,236	187,355	145,117	143,293	138,185	613,950
	Corporate and Other	9,292	10,157	10,985	10,500	15,372	16,046	14,754	56,672

	Total Revenue from Continuing Operations	884,040	869,678	830,266	855,330	705,415	695,273	664,964	2,920,982

	Total Revenue from Discontinued Operations	$9,804	$469,587	$490,406	$475,083	$474,483	$480,965	$459,103	$1,889,634

	Revenue Growth from Prior Year Period (A)
	Integrated Financial Solutions	26.3%	28.1%	29.9%	30.1%	11.8%	9.1%	5.1%	14.2%
	Enterprise Solutions	23.8%	15.3%	21.1%	19.1%	3.2%	10.5%	6.8%	10.1%
	International	32.6%	42.2%	26.1%	32.9%	22.1%	44.3%	58.4%	37.5%
	Corporate and Other	-39.6%	-36.7%	-25.5%	-3.3%	38.8%	-10.6%	-9.4%	0.9%

	Total Revenue Growth from Continuing Operations	25.3%	25.1%	24.9%	26.2%	11.1%	14.8%	13.2%	16.6%

3.	Revenue from Continuing Operations, Excluding eFunds
	Integrated Financial Solutions	$322,915	$310,616	$297,566	$297,912	$296,142	$297,117	$283,753	$1,174,924
	Enterprise Solutions	230,318	218,426	218,649	235,036	224,215	238,817	228,272	926,340
	International	178,304	192,347	161,742	170,782	142,057	143,293	138,185	594,317
	Corporate and Other	9,638	11,068	11,000	11,643	16,373	16,046	14,755	58,817

	Total Revenue, from Continuing Operations Excluding eFunds	$741,175	$732,457	$688,957	$715,373	$678,787	$695,273	$664,965	$2,754,398

	Revenue Growth from Prior Year Period, excluding eFunds (A)
	Integrated Financial Solutions	9.0%	4.5%	4.9%	5.2%	7.0%	9.1%	5.1%	6.6%
	Enterprise Solutions	2.7%	-8.5%	-4.2%	-3.1%	-1.8%	10.5%	6.8%	2.8%
	International	25.5%	34.2%	17.0%	21.2%	19.5%	44.3%	58.4%	33.2%
	Corporate and Other	-41.4%	-31.0%	-25.4%	7.2%	47.8%	-10.6%	-9.4%	4.7%

	Total Revenue Growth, from Continuing Operations Excluding eFunds	9.2%	5.3%	3.6%	5.6%	6.9%	14.8%	13.2%	9.9%

Notes
(A) Growth calculation for full year 2007 includes Certegy revenue for January 2006.

Exhibit B
FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUMMARY RECAST NON-GAAP INFORMATION — UNAUDITED
(in thousands, except per share data)

	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP	Non-GAAP
	Three Months	Three Months	Three Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Processing and services revenue	$884,040	$869,678	$830,266	$855,330	$705,415	$695,273	$664,964	$2,920,982
Cost of revenues	621,447	610,782	608,086	610,076	518,984	505,340	484,932	2,119,332

Gross profit	262,593	258,896	222,180	245,254	186,431	189,933	180,032	801,650

Selling, general and administrative	78,121	102,427	89,339	80,680	62,368	67,971	63,338	274,357
Research and development costs	26,155	19,357	18,283	20,376	17,579	14,905	17,518	70,378

Operating income	158,317	137,112	114,558	144,198	106,484	107,057	99,176	456,915

Other income (expense):
Interest income	978	1,637	2,758	1,942	719	165	209	3,035
Interest expense	(35,289)	(40,906)	(38,783)	(39,477)	(20,935)	(22,326)	(24,519)	(107,257)
Other income, net	(94)	1,192	(1,166)	(905)	60	958	(147)	(34)

Total other income (expense)	(34,405)	(38,077)	(37,191)	(38,440)	(20,156)	(21,203)	(24,457)	(104,256)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	123,912	99,035	77,367	105,758	86,328	85,854	74,719	352,659
Provision for income taxes	43,328	31,538	25,576	37,855	30,494	29,634	26,436	124,419

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	80,584	67,497	51,791	67,903	55,834	56,220	48,283	228,240
Equity in earnings (losses) of unconsolidated entities	—	(157)	—	1	86	1,330	1,408	2,825
Minority interest income (expense)	(2,751)	(306)	190	(319)	41	(11)	339	50

Net earnings from continuing operations	$77,833	$67,034	$51,981	$67,585	$55,961	$57,539	$50,030	$231,115

Net earnings per share — diluted from continuing operations *	$0.41	$0.34	$0.26	$0.34	$0.28	$0.29	$0.26	$1.18

Weighted average shares outstanding — diluted	191,822	194,448	196,537	196,741	196,649	196,977	195,807	196,546

*	Amounts may not sum due to rounding.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2008 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A	Corp
			GAAP	Restructuring	Costs				Non-GAAP
			Three Months	And	LPS	LPS		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Non-Disc	Spin		Price	Ended
	March 31, 2008	Australia(3)	March 31, 2008	Costs(4)	Ops(5)	Costs(6)	Subtotal	Amortization(10)	March 31, 2008
	(Unaudited)(1)		(Unaudited)						(Unaudited)
Processing and services revenue	$838,223	$7,957	$830,266	$—	$—	$—	$830,266	$—	$830,266
Cost of revenues	648,268	3,682	644,586	—	—	—	644,586	(36,500)	608,086

Gross profit	189,955	4,275	185,680	—	—	—	185,680	36,500	222,180

Selling, general and administrative	116,192	—	116,192	(14,970)	(9,025)	(2,858)	89,339	—	89,339
Research and development costs	18,283	—	18,283	—	—	—	18,283	—	18,283

Operating income	55,480	4,275	51,205	14,970	9,025	2,858	78,058	36,500	114,558

Other income (expense):
Interest income	2,758	—	2,758	—	—	—	2,758	—	2,758
Interest expense	(39,577)	(794)	(38,783)	—	—	—	(38,783)	—	(38,783)
Other income, net	(441)	725	(1,166)	—	—	—	(1,166)	—	(1,166)

Total other income (expense)	(37,260)	(69)	(37,191)	—	—	—	(37,191)	—	(37,191)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	18,220	4,206	14,014	14,970	9,025	2,858	40,867	36,500	77,367
Provision for income taxes	4,608	1,262	3,346	5,479	2,787	1,046	12,658	12,918	25,576

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	13,612	2,944	10,668	9,491	6,238	1,812	28,209	23,582	51,791
Equity in earnings (losses) of unconsolidated entities	—	—	—	—	—	—	—	—	—
Minority interest	190	—	190	—	—	—	190	—	190

Net earnings from continuing operations	$13,802	$2,944	$10,858	$9,491	$6,238	$1,812	$28,399	$23,582	$51,981

Net earnings per share — diluted from continuing operations *	$0.07	$0.01	$0.06	$0.05	$0.03	$0.01	$0.14	$0.12	$0.26

Weighted average shares outstanding — diluted	196,537	196,537	196,537	196,537	196,537	196,537	196,537	196,537	196,537

Supplemental Information:

Depreciation and amortization from continuing operations							$101,917	$(36,500)	$65,417

Stock compensation from continuing operations excluding acceleration charges									$7,800
Stock compensation acceleration charges									14,194

Total stock compensation expense from continuing operations									$21,994

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2008 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A	Corp
			GAAP	Restructuring	Costs				Non-GAAP
			Three Months	And	LPS	LPS		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Non-Disc	Spin		Price	Ended
	June 30, 2008	Australia(3)	June 30, 2008	Costs(4)	Ops(5)	Costs(6)	Subtotal	Amortization(10)	June 30, 2008
	(Unaudited)(1)		(Unaudited)						(Unaudited)
Processing and services revenue	$878,653	$8,975	$869,678	$—	$—	$—	$869,678	$—	$869,678
Cost of revenues	674,032	3,841	670,191	(23,950)	—	—	646,241	(35,459)	610,782

Gross profit	204,621	5,134	199,487	23,950	—	—	223,437	35,459	258,896

Selling, general and administrative	122,223	—	122,223	(5,121)	(9,093)	(5,582)	102,427	—	102,427
Research and development costs	19,357	—	19,357	—	—	—	19,357	—	19,357

Operating income	63,041	5,134	57,907	29,071	9,093	5,582	101,653	35,459	137,112

Other income (expense):
Interest income	1,637	—	1,637	—	—	—	1,637	—	1,637
Interest expense	(44,441)	(813)	(43,628)	2,722	—	—	(40,906)	—	(40,906)
Other income, net	2,224	1,032	1,192	—	—	—	1,192	—	1,192

Total other income (expense)	(40,580)	219	(40,799)	2,722	—	—	(38,077)	—	(38,077)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	22,461	5,353	17,108	31,793	9,093	5,582	63,576	35,459	99,035
Provision for income taxes	4,802	1,606	3,196	11,255	2,751	1,976	19,178	12,360	31,538

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	17,659	3,747	13,912	20,538	6,342	3,606	44,398	23,099	67,497
Equity in earnings (losses) of unconsolidated entities	(157)	—	(157)	—	—	—	(157)	—	(157)
Minority interest	(306)	—	(306)	—	—	—	(306)	—	(306)

Net earnings from continuing operations	$17,196	$3,747	$13,449	$20,538	$6,342	$3,606	$43,935	$23,099	$67,034

Net earnings per share — diluted from continuing operations*	$0.09	$0.02	$0.07	$0.11	$0.03	$0.02	$0.23	$0.12	$0.34

Weighted average shares outstanding — diluted	194,448	194,448	194,448	194,448	194,448	194,448	194,448	194,448	194,448

Supplemental Information:

Depreciation and amortization from continuing operations							$96,387	$(35,459)	$60,928

Stock compensation from continuing operations excluding acceleration charges									$8,568
Stock compensation acceleration charges									2,468

Total stock compensation expense from continuing operations									$11,036

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2008 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A
			GAAP	Restructuring				Non-GAAP
			Three Months	And	LPS		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Spin		Price	Ended
	September 30, 2008	Australia (3)	September 30, 2008	Costs (4)	Costs (6)	Subtotal	Amortization (10)	September 30, 2008
	(Unaudited) (2)		(Unaudited)					(Unaudited)
Processing and services revenue	$893,844	$9,804	$884,040	$—	$—	$884,040	$—	$884,040
Cost of revenues	661,995	3,855	658,140	(1,311)	—	656,829	(35,382)	621,447

Gross profit	231,849	5,949	225,900	1,311	—	227,211	35,382	262,593

Selling, general and administrative	79,944	—	79,944	(925)	(898)	78,121	—	78,121
Research and development costs	26,155	—	26,155	—	—	26,155	—	26,155

Operating income	125,750	5,949	119,801	2,236	898	122,935	35,382	158,317

Other income (expense):
Interest income	978	—	978	—	—	978	—	978
Interest expense	(48,397)	(737)	(47,660)	—	12,371	(35,289)	—	(35,289)
Other income, net	(1,884)	(1,790)	(94)	—	—	(94)	—	(94)

Total other income (expense)	(49,303)	(2,527)	(46,776)	—	12,371	(34,405)	—	(34,405)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	76,447	3,422	73,025	2,236	13,269	88,530	35,382	123,912
Provision for income taxes	28,071	1,027	27,044	716	4,246	32,006	11,322	43,328

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	48,376	2,395	45,981	1,520	9,023	56,524	24,060	80,584
Equity in earnings (losses) of unconsolidated entities	—	—	—	—	—	—	—	—
Minority interest	(2,751)	—	(2,751)	—	—	(2,751)	—	(2,751)

Net earnings from continuing operations	$45,625	$2,395	$43,230	$1,520	$9,023	$53,773	$24,060	$77,833

Net earnings per share — diluted from continuing operations *	$0.24	$0.01	$0.23	$0.01	$0.05	$0.28	$0.13	$0.41

Weighted average shares outstanding — diluted	191,822	191,822	191,822	191,822	191,822	191,822	191,822	191,822

Supplemental Information:

Depreciation and amortization from continuing operations						$99,893	$(35,382)	$64,511

Stock compensation from continuing operations excluding acceleration charges								$8,427
Stock compensation acceleration charges								—

Total stock compensation expense from continuing operations								$8,427

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2007 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A	Corp
			GAAP	Restructuring	Costs					Non-GAAP
			Three Months	And	LPS	Allocation	Debt		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Non-Disc	Interest	Restructure		Price	Ended
	March 31, 2007	Australia(3)	March 31, 2007	Costs(4)	Ops(5)	Expense(8)	Charge(9)	Subtotal	Amortization(10)	March 31, 2007
	(Unaudited)(1)		(Unaudited)							(Unaudited)
Processing and services revenue	$671,252	$6,288	$664,964	$—	$—	$—	$—	$664,964	$—	$664,964
Cost of revenues	521,196	2,050	519,146	(4,961)	—	—	—	514,185	(29,253)	484,932

Gross profit	150,056	4,238	145,818	4,961	—	—	—	150,779	29,253	180,032

Selling, general and administrative	69,557	—	69,557	—	(6,219)	—	—	63,338	—	63,338
Research and development costs	17,518	—	17,518	—	—	—	—	17,518	—	17,518

Operating income	62,981	4,238	58,743	4,961	6,219	—	—	69,923	29,253	99,176

Other income (expense):
Interest income	209	—	209	—	—	—	—	209	—	209
Interest expense	(72,073)	(661)	(71,412)	—	—	19,729	27,164	(24,519)	—	(24,519)
Gain on sale of Covansys stock	—	—	—	—	—	—	—	—	—	—
Other income, net	92	239	(147)	—	—	—	—	(147)	—	(147)

Total other income (expense)	(71,772)	(422)	(71,350)	—	—	19,729	27,164	(24,457)	—	(24,457)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	(8,791)	3,816	(12,607)	4,961	6,219	19,729	27,164	45,466	29,253	74,719
Provision (benefit) for income taxes	(4,720)	1,145	(5,865)	1,845	2,351	7,632	10,105	16,068	10,368	26,436

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	(4,071)	2,671	(6,742)	3,116	3,868	12,097	17,059	29,398	18,885	48,283
Equity in earnings (losses) of unconsolidated entities	1,408	—	1,408	—	—	—	—	1,408	—	1,408
Minority interest income (expense)	339	—	339	—	—	—	—	339	—	339

Net earnings from continuing operations	$(2,324)	$2,671	$(4,995)	$3,116	$3,868	$12,097	$17,059	$31,145	$18,885	$50,030

Net earnings per share — diluted from continuing operations *	$(0.01)	$0.01	$(0.03)	$0.02	$0.02	$0.06	$0.09	$0.16	$0.10	$0.26

Weighted average shares outstanding — diluted	195,807	195,807	195,807	195,807	195,807	195,807	195,807	195,807	195,807	195,807

Supplemental Information:

Depreciation and amortization from continuing operations								$82,289	$(29,253)	$53,036

Stock compensation from continuing operations excluding acceleration charges										$4,920
Stock compensation acceleration charges										—

Total stock compensation expense from continuing operations										$4,920

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2007 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A	Corp
			GAAP	Restructuring	Costs	Gain				Non-GAAP
			Three Months	And	LPS	On Sale	Allocation		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Non-Disc	Covansys	Interest		Price	Ended
	June 30, 2007	Australia(3)	June 30, 2007	Costs(4)	Ops(5)	Stock(7)	Expense(8)	Subtotal	Amortization(10)	June 30, 2007
	(Unaudited)(1)		(Unaudited)							(Unaudited)
Processing and services revenue	$701,630	$6,357	$695,273	$—	$—	$—	$—	$695,273	$—	$695,273
Cost of revenues	540,269	5,693	534,576	(2,195)	—	—	—	532,381	(27,041)	505,340

Gross profit	161,361	664	160,697	2,195	—	—	—	162,892	27,041	189,933

Selling, general and administrative	74,668	—	74,668	—	(6,697)	—	—	67,971	—	67,971
Research and development costs	14,905	—	14,905	—	—	—	—	14,905	—	14,905

Operating income	71,788	664	71,124	2,195	6,697	—	—	80,016	27,041	107,057

Other income (expense):
Interest income	165	—	165	—	—	—	—	165	—	165
Interest expense	(42,934)	(659)	(42,275)	—	—	—	19,949	(22,326)	—	(22,326)
Gain on sale of Covansys stock	92,044	—	92,044	—	—	(92,044)	—	—	—	—
Other income, net	1,336	378	958	—	—	—	—	958	—	958

Total other income (expense)	50,611	(281)	50,892	—	—	(92,044)	19,949	(21,203)	—	(21,203)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	122,399	383	122,016	2,195	6,697	(92,044)	19,949	58,813	27,041	85,854
Provision (benefit) for income taxes	43,284	115	43,169	810	2,532	(34,056)	7,716	20,171	9,463	29,634

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	79,115	268	78,847	1,385	4,165	(57,988)	12,233	38,642	17,578	56,220
Equity in earnings (losses) of unconsolidated entities	1,330	—	1,330	—	—	—	—	1,330	—	1,330
Minority interest income (expense)	(11)	—	(11)	—	—	—	—	(11)	—	(11)

Net earnings from continuing operations	$80,434	$268	$80,166	$1,385	$4,165	$(57,988)	$12,233	$39,961	$17,578	$57,539

Net earnings per share — diluted from continuing operations *	$0.41	$0.00	$0.41	$0.01	$0.02	$(0.29)	$0.06	$0.20	$0.09	$0.29

Weighted average shares outstanding — diluted	196,977	196,977	196,977	196,977	196,977	196,977	196,977	196,977	196,977	196,977

Supplemental Information:

Depreciation and amortization from continuing operations								$85,582	$(27,041)	$58,541

Stock compensation from continuing operations excluding acceleration charges										$5,106
Stock compensation acceleration charges										—

Total stock compensation expense from continuing operations										$5,106

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2007 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A	Corp
			GAAP	Restructuring	Costs	Gain				Non-GAAP
			Three Months	And	LPS	On Sale	Allocation		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Non-Disc	Covansys	Interest		Price	Ended
	September 30, 2007	Australia (3)	September 30, 2007	Costs (4)	Ops (5)	Stock (7)	Expense (8)	Subtotal	Amortization (10)	September 30, 2007
	(Unaudited) (1)		(Unaudited)							(Unaudited)
Processing and services revenue	$712,812	$7,397	$705,415	$—	$—	$—	$—	$705,415	$—	$705,415
Cost of revenues	562,998	(693)	563,691	(15,133)	—	—	—	548,558	(29,574)	518,984

Gross profit	149,814	8,090	141,724	15,133	—	—	—	156,857	29,574	186,431

Selling, general and administrative	72,387	—	72,387	(4,322)	(5,697)	—	—	62,368	—	62,368
Research and development costs	17,579	—	17,579	—	—	—	—	17,579	—	17,579

Operating income	59,848	8,090	51,758	19,455	5,697	—	—	76,910	29,574	106,484

Other income (expense):
Interest income	719	—	719	—	—	—	—	719	—	719
Interest expense	(37,856)	(799)	(37,057)	—	—	—	16,122	(20,935)	—	(20,935)
Gain on sale of Covansys stock	182,444	—	182,444	—	—	(182,444)	—	—	—	—
Other income, net	3,327	486	2,841	(2,781)	—	—	—	60	—	60

Total other income (expense)	148,634	(313)	148,947	(2,781)	—	(182,444)	16,122	(20,156)	—	(20,156)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	208,482	7,777	200,705	16,674	5,697	(182,444)	16,122	56,754	29,574	86,328
Provision (benefit) for income taxes	75,238	2,333	72,905	6,169	2,153	(67,505)	6,236	19,958	10,536	30,494

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	133,244	5,444	127,800	10,505	3,544	(114,939)	9,886	36,796	19,038	55,834
Equity in earnings (losses) of unconsolidated entities	86	—	86	—	—	—	—	86	—	86
Minority interest income (expense)	41	—	41	—	—	—	—	41	—	41

Net earnings from continuing operations	$133,371	$5,444	$127,927	$10,505	$3,544	$(114,939)	$9,886	$36,923	$19,038	$55,961

Net earnings per share — diluted from continuing operations*	$0.68	$0.03	$0.65	$0.05	$0.02	$(0.58)	$0.05	$0.19	$0.10	$0.28

Weighted average shares outstanding — diluted	196,649	196,649	196,649	196,649	196,649	196,649	196,649	196,649	196,649	196,649

Supplemental Information:

Depreciation and amortization from continuing operations								$93,912	$(29,574)	$64,338

Stock compensation from continuing operations excluding acceleration charges										$5,657
Stock compensation acceleration charges										603

Total stock compensation expense from continuing operations										$6,260

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2007 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

				M&A	Corp
			GAAP	Restructuring	Costs				Non-GAAP
			Three Months	And	LPS	LPS		Purchase	Three Months
	As Reported	Certegy	Ended	Integration	Non-Disc	Spin		Price	Ended
	December 31, 2007	Australia (3)	December 31, 2007	Costs (4)	Ops (5)	Costs (6)	Subtotal	Amortization (10)	December 31, 2007
	(Unaudited) (1)		(Unaudited)						(Unaudited)
Processing and services revenue	$864,415	$9,085	$855,330	$—	$—	$—	$855,330	$—	$855,330
Cost of revenues	652,698	4,247	648,451	—	—	—	648,451	(38,375)	610,076

Gross profit	211,717	4,838	206,879	—	—	—	206,879	38,375	245,254

Selling, general and administrative	86,276	—	86,276	(1,653)	(3,443)	(500)	80,680	—	80,680
Research and development costs	20,376	—	20,376	—	—	—	20,376	—	20,376

Operating income	105,065	4,838	100,227	1,653	3,443	500	105,823	38,375	144,198

Other income (expense):
Interest income	1,942	—	1,942	—	—	—	1,942	—	1,942
Interest expense	(40,370)	(893)	(39,477)	—	—	—	(39,477)	—	(39,477)
Gain on sale of Covansys stock	—	—	—	—	—	—	—	—	—
Other income, net	10,979	(181)	11,160	(12,065)	—	—	(905)	—	(905)

Total other income (expense)	(27,449)	(1,074)	(26,375)	(12,065)	—	—	(38,440)	—	(38,440)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	77,616	3,764	73,852	(10,412)	3,443	500	67,383	38,375	105,758
Provision (benefit) for income taxes	27,082	1,129	25,953	(3,852)	1,301	185	23,587	14,268	37,855

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	50,534	2,635	47,899	(6,560)	2,142	315	43,796	24,107	67,903
Equity in earnings (losses) of unconsolidated entities	1	—	1	—	—	—	1	—	1
Minority interest income (expense)	(319)	—	(319)				(319)		(319)

Net earnings from continuing operations	$50,216	$2,635	$47,581	$(6,560)	$2,142	$315	$43,478	$24,107	$67,585

Net earnings per share — diluted from continuing operations *	$0.26	$0.01	$0.24	$(0.03)	$0.01	$0.00	$0.22	$0.12	$0.34

Weighted average shares outstanding — diluted	196,741	196,741	196,741	196,741	196,741	196,741	196,741	196,741	196,741

Supplemental Information:

Depreciation and amortization from continuing operations							$111,797	$(38,375)	$73,422

Stock compensation from continuing operations excluding acceleration charges									$6,957
Stock compensation acceleration charges									1,653

Total stock compensation expense from continuing operations									$8,610

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2007 RECAST GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in thousands, except per share data)

			GAAP	M&A	Corp							Non-GAAP
			Twelve Months	Restructuring	Costs		Gain					Twelve Months
	As Reported		Ended	And	LPS	LPS	On Sale	Allocation	Debt		Purchase	Ended
	December 31,	Certegy	December 31,	Integration	Non-Disc	Spin	Covansys	Interest	Restructure		Price	December 31,
	2007	Australia (3)	2007	Costs (4)	Ops(5)	Costs(6)	Stock(7)	Expense(8)	Charge(9)	Subtotal	Amortization(10)	2007
	(Unaudited) (1)		(Unaudited)									(Unaudited)
Processing and services revenue	$2,950,109	$29,127	$2,920,982	$—	$—	$—	$—	$—	$—	$2,920,982	$—	$2,920,982
Cost of revenues	2,277,161	11,297	2,265,864	(22,289)	—	—	—	—	—	2,243,575	(124,243)	2,119,332

Gross profit	672,948	17,830	655,118	22,289	—	—	—	—	—	677,407	124,243	801,650

Selling, general and administrative	302,888	—	302,888	(5,975)	(22,056)	(500)	—	—	—	274,357	—	274,357
Research and development costs	70,378	—	70,378	—	—	—	—	—	—	70,378	—	70,378

Operating income	299,682	17,830	281,852	28,264	22,056	500	—	—	—	332,672	124,243	456,915

Other income (expense):
Interest income	3,035	—	3,035	—	—	—	—	—	—	3,035	—	3,035
Interest expense	(193,233)	(3,012)	(190,221)	—	—	—	—	55,800	27,164	(107,257)	—	(107,257)
Gain on sale of Covansys stock	274,488	—	274,488	—	—	—	(274,488)	—	—	—	—	—
Other income, net	15,734	922	14,812	(14,846)	—	—	—	—	—	(34)	—	(34)

Total other income (expense)	100,024	(2,090)	102,114	(14,846)	—	—	(274,488)	55,800	27,164	(104,256)	—	(104,256)

Earnings before income taxes, equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	399,706	15,740	383,966	13,418	22,056	500	(274,488)	55,800	27,164	228,416	124,243	352,659
Provision (benefit) for income taxes	140,884	4,722	136,162	4,972	8,337	185	(101,561)	21,584	10,105	79,784	44,635	124,419

Earnings before equity in (losses) earnings of unconsolidated entities, minority interest, and discontinued operations	258,822	11,018	247,804	8,446	13,719	315	(172,927)	34,216	17,059	148,632	79,608	228,240
Equity in earnings (losses) of unconsolidated entities	2,825	—	2,825	—	—	—	—	—	—	2,825	—	2,825
Minority interest income (expense)	50	—	50	—	—	—	—	—	—	50	—	50

Net earnings from continuing operations	$261,697	$11,018	$250,679	$8,446	$13,719	$315	$(172,927)	$34,216	$17,059	$151,507	$79,608	$231,115

Net earnings per share — diluted from continuing operations *	$1.33	$0.06	$1.28	$0.04	$0.07	$0.00	$(0.88)	$0.17	$0.09	$0.77	$0.41	$1.18

Weighted average shares outstanding — diluted	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546	196,546

Supplemental Information:

Depreciation and amortization from continuing operations										$373,580	$(124,243)	$249,337

Stock compensation from continuing operations excluding acceleration charges												$22,640
Stock compensation acceleration charges												2,256

Total stock compensation expense from continuing operations												$24,896

*	Amounts may not sum due to rounding.
See accompanying notes.

Notes to Unaudited Recast GAAP to Non-GAAP Reconciliation for the Full Year 2007 and the Quarters Ended March 31, June 30, September 30, and December 31, 2007 and March 31, June 30, and September 30, 2008
(1)	This column represents FIS’s results of operations as furnished on Form 8-K on September 5, 2008.

(2)	This column represents FIS’s results of operations as furnished on Form 10-Q on November 10, 2008.

(3)	This column represents the operations of Certegy Australia that will be presented as discontinued operations beginning with FIS’s reported results for the fourth quarter of 2008.

(4)	This column represents charges for restructuring and integration costs relating to merger and acquisition activities as previously disclosed.

(5)	This column represents corporate costs attributable to LPS as previously reported in our investor package furnished on Form 8-K on May 28, 2008. These amounts are not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles.

(6)	This column represents incremental transaction costs incurred by the Company directly related to the LPS spin-off.

(7)	This column represents a gain on sale of investment in Convansys to a third party recorded in the second and third quarters of 2007.

(8)	This column represents the allocation of interest expense for the periods presented, as if the debt retired in conjunction with the LPS spin-off had occurred on January 1, 2007, as previously reported in our investor package furnished on Form 8-K on May 28, 2008.

(9)	This column represents debt restructuring charges recorded in the first quarter of 2007, to write-off capitalized unamortized debt issuance costs.

(10)	This column represents purchase price amortization expense related to intangible assets acquired through various Company acquisitions.